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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 17, 2004
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                                IBT BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


      PENNSYLVANIA                    1-31655                   25-1532164
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(State or other jurisdiction      (Commission File              (IRS Employer
of incorporation)                      Number)               Identification No.)


309 MAIN STREET, IRWIN, PENNSYLVANIA                                  15642
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (724) 863-3100
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                                IBT BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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     On November 17, 2004, J. Curt Gardner  informed the Registrant  that he was resigning as Chairman of the Board and Director of the Registrant and its wholly-owned subsidiary, Irwin Bank & Trust Company (the "Bank"). At the time of his resignation, Mr. Gardner served as a member of the Registrant's Executive, Audit and Compensation Committees and also served on the Board Loan Review Committee of the Bank. The Registrant believes that Mr. Gardner's resignation may be attributable to a disagreement over the process that was used to arrive at a vote on matters of importance. For further information, reference is made to the press release dated November 18, 2004, which is filed with this report as
Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  99.1     Press Release, dated November 18, 2004

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IBT BANCORP, INC.


Date: November 22, 2004    By: /s/ Raymond G. Suchta
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                               Raymond G. Suchta
                               Senior Vice President and Chief Financial Officer (Duly Authorized Representative)